FILED EFFECTIVE

212

ARTICLES OF DISSOLUTION

(General Business and Professional Corporations)

05 SEP -6 PM 4:37

SECRETARY OF STATE
STATE OF IDAHO

To the Secretary of State of Idaho
Pursuant to Title 30, Chapter 1 and 13, Idaho Code, the undersigned corporation has elected to dissolve.

1. The name of the corporation is:

   Dewey Mining Co.

2. The date the dissolution was authorized is: September 1, 2005

3. The dissolution was approved by the shareholders as follows:

   a) The number of shares entitled to vote: 4,345,966.34

   b) The number voting for dissolution: 4,345,966.34

   c) The number voting against dissolution: 0

4. (optional) The dissolution shall be effective on Sept. 2, 2005

(The articles will be effective on the date filed with the Secretary of State, unless a future date is specified.)

Dated: 1 September 2005

Signature: [signature]

Typed Name: E. James Collord

Capacity: President

Customer Acct #:

(if using pre-paid account)

Secretary of State use only

IDAHO SECRETARY OF STATE
09/07/2005 05:00
CK: 117629 CT: 27865 BH: 910194
1 @ 30.00 = 30.00 PROF DISSO # 2

C24244

INSTRUCTIONS

Optional: If the document is incorrect where can you be reached for corrections? ____________

Note: Complete and submit the application in duplicate. Use of this form is optional. You may either use this form OR draft you own articles of dissolution.

1. Line 1 - Enter the name of the corporation exactly as it appears in the records of the Office of the Secretary of State.

2. Line 2 - Enter the date of the meeting upon which such dissolution was approved by the shareholders.

3. Line 3 - This form may be used to dissolve a corporation which has issued shares. If more than one class of shares is entitled to vote on the dissolution, either indicate the vote by class in Item # 3 or, if more space is needed, draft separate articles of dissolution in which the vote by class is set out. If the corporation has not issued shares you need to obtain a separate form for the articles of dissolution. You may contact the secretary of state's office for such form or download the form from the business entity form area of our website at www.idsos.state.id.us

4. The application must be signed by an officer of the corporation. Please identify the name of the signer by typing his/her name below the signature and indicate in what capacity he/she signs. (For example: President, Secretary, etc.)

5. Enclose the appropriate fee:

   a. If the application is typed, the fee is $30.00.
   b. If the application is not typed, the fee is $50.00.
   c. If expedited service is requested, add $20.00 to the filing fee.
   d. If the fees are to be paid from the filing party's pre-paid customer account, conspicuously indicate the customer account number in the cover letter or transmittal document.

   Pursuant to Idaho Code § 67-910(6), the Secretary of State's Office may delete a business entity filing from our database if payment for the filing is not completed.

6. Mail or deliver to:

   Office of the Secretary of State
   700 West Jefferson, Basement West
   PO Box 83720
   Boise ID 83720-0080

7. If you have questions or need help, call the Secretary of State's office at (208) 334-2301.